Filed pursuant to Rule 497(e) and 497(k)
File Nos. 811-22310; 333-182274
Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
dated January 31, 2020, of the ETFMG Drone Economy Strategy ETF (IFLY)
January 31, 2020
The Board of Trustees of ETF Managers Trust has approved a change to the investment objective of the ETFMG Drone Economy Strategy ETF (the “Fund”). Effective on or about April 6, 2020 (the “Effective Date”), the Fund’s current underlying index, the Reality Shares DroneTM Index, will be replaced with a new index (the “New Index”) that is designed to include the securities of companies across the globe that are: i) engaged in providing infrastructure, equipment, connectivity, data back-up and storage services, and data center management for enterprise-based software applications, or ii) engaged in providing cloud-based software platforms that enable businesses to move data and software applications onto the cloud.

The Fund intends to provide a future notice with additional information about the changes described above. The Fund also intends to file with the Securities and Exchange Commission (“SEC”) a Preliminary Prospectus and Preliminary Statement of Additional Information, which will reflect these changes and which will be publicly available on the SEC’s website. This filing will be subject to review by the SEC and is expected to become effective on or about the Effective Date. Once these changes become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s investment objective, principal investment strategies and risks. Please read the prospectus carefully.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.